EXHIBIT 32.01
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report on Form 10-K of First Solar, Inc., a Delaware corporation, for the period ended December 30, 2006, as filed with the Securities and Exchange Commission, each of the undersigned officers of First Solar, Inc. certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:
(1)	the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of First Solar, Inc. for the periods presented therein.

Date: March 16, 2007	/s/ MICHAEL J. AHEARN Michael J. Ahearn
Chief Executive Officer

Date: March 16, 2007	/s/ JENS MEYERHOFF Jens Meyerhoff
Chief Financial Officer

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